Exhibit 99.1

Westrock Coffee Company Announces $75.0 Million Equity Investment to Support Long-Term Growth Strategy

Amends Existing Credit Agreement Creating Greater Revolver Access

Updates Full-Year 2023 Outlook

Announces Inclusion in the Russell 3000® and Russell 2000®

LITTLE ROCK, Ark., June 30, 2023 (GLOBE NEWSIRE) – Westrock Coffee Company (NASDAQ: WEST) (“Westrock Coffee” or the “Company”) today announced that it has entered into definitive agreements with affiliates of HF Capital, LLC and the Herbert Hunt family to make aggregate equity investments of $75.0 million in the Company through the purchase of 7,500,000 shares of Company common stock at a price of $10.00 per share. The transactions are expected to close in August 2023, subject to the satisfaction of customary closing conditions, including, in the case of the investment by HF Capital, termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

The Company also announced it has amended its existing $400 million credit agreement to (i) increase the Company’s total net leverage financial covenant for a period of time not to exceed April 1, 2025, and (ii) to raise the minimum interest coverage ratio from 1.50x to 2.00x.

Scott T. Ford, CEO and Co-founder stated, “We are excited to announce both a follow-on $50.0 million equity investment by HF Capital, one of the original investors in our go-public transaction, and a $25.0 million equity investment by the Herbert Hunt family, a new investor who was excited for the opportunity to partner with our team as we expand our extract and ready-to-drink (“RTD”) capabilities. In addition, we are pleased to announce an amendment to our credit facility that allows us greater access to our revolver as we continue to build out our Conway, Arkansas extract and RTD facility. Together, the equity investments and credit agreement amendment form part of a capital plan that allows us to not only complete the previously announced Phase 1 and 2 expansions, which consist of high-speed can and glass bottle lines, a multi-serve bottle line, and bag-in-box and bulk lines, but now, two additional can lines and an industry leading product development lab and FDA certified pilot plant to develop coffee, tea, and other beverages including dairy and plant-based milks to support our customers’ innovation needs. The expansion of our extracts and RTD business in Conway is the gateway to future EBITDA expansion and remains our top strategic priority and key enabler of future growth.”

Andrew Seamons, Chief Investment Officer at HF Capital, commented, “Our agreement to make this additional investment further validates our belief in Westrock Coffee’s strategy to capitalize on the strong demand for extracts and RTD as a growing consumer category, and on the ability of the Westrock Coffee team to deliver on that strategy.”

Wells Fargo Securities served as a Capital Markets Advisor to Westrock Coffee. Wachtell, Lipton, Rosen & Katz served as legal counsel to Westrock Coffee, and Bass, Berry & Sims served as legal counsel to HF Capital.

2023 Outlook

The Company is updating its 2023 outlook for Adjusted EBITDA to now reflect flat to up 10% growth over 2022 from 10% to 25% previously.

Chris Pledger, the Company’s CFO said, “This change in near term guidance is driven by external factors, such as product launch delays by certain customers in response to macro-economic uncertainty, and internal factors, such as the challenges we’ve experienced scaling our single-serve platform in the face of equipment delays in the first half of the year, and investments we are making to build out the infrastructure to support the launch of our extract and RTD facility. While we believe that the combination of these factors warrants a change in our full-year 2023 guidance, we expect new customer wins, continued improvement in the performance of our single-serve platform, and the growth in our extract and RTD business to drive a strong back half of 2023 and to accelerate considerably with the launch of our extracts and RTD facility in 2024.”

This guidance is an estimate of what the Company believes is realizable as of the date of this release, and actual results may vary from this guidance and the variations may be material. Management will provide additional details regarding the 2023 outlook on the second quarter 2023 earnings results call.

The Company is not readily able to provide a reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net income without unreasonable effort because certain items that impact such figures are uncertain or outside the Company’s control and cannot be reasonably predicted. Such items include the impacts of non-cash gains or losses resulting from mark-to-market adjustments of derivatives and the change in fair value of warrant liabilities, among others.

Inclusion in Russell Indices

The Company also announced today that as part of the annual Russell stock indices reconstitution, Westrock Coffee Company, under the ticker WEST, has been selected for inclusion in the Russell 3000® and Russell 2000® indices effective after the US market opened on June 26, 2023.

For more information on the Russell indices, please visit the FTSE Russell website.

About Westrock Coffee Company

Westrock Coffee is a leading integrated coffee, tea, flavors, extracts, and ingredients solutions provider in the U.S., providing coffee sourcing, supply chain management, product development, roasting, packaging, and distribution services to the retail, foodservice and restaurant, convenience store and travel center, non-commercial, CPG, and hospitality industries around the world. With offices in 10 countries, the Company sources coffee and tea from 35 origin countries. For more information, please visit www.investors.westrockcoffee.com.

About HF Capital

HF Capital invests capital on behalf of the Haslam family, based in Knoxville, Tennessee. This includes direct investments in operating companies as well as investment commitments to exceptional managers of liquid and illiquid investments across a spectrum of asset classes and geographies. Jim A. Haslam II, the family’s patriarch, founded Pilot Company in 1958. Today, Pilot is owned by the Haslam family and Berkshire Hathaway.

Securities Act Disclosure

The securities being issued and sold in the equity investment transactions have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and may not be offered or sold in the United States, except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities described herein, nor shall there be any offer, solicitation or sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful.

Forward-Looking Statements

Certain statements in this press release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended from time to time. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, certain plans, expectations, goals, projections, and statements about the timing and benefits of the build-out of the Company's Conway, Arkansas manufacturing facility and distribution center, the plans, objections, expectations, and intentions of Westrock Coffee, the expected timing for the closing of the equity investment transactions, Westrock’s 2023 outlook and other statements that are not historical facts. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of the management of Westrock Coffee as of the date hereof and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and should not be relied on by an investor, or others, as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Westrock Coffee. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, risks related to the satisfaction or waiver of the conditions to closing the proposed equity investment transactions (including the failure to obtain the necessary regulatory clearance) on the anticipated timeframe or at all including the possibility that the proposed transaction does not close; negative effects of this announcement or the consummation of the proposed investment on the market price of Westrock Coffee’s common stock and/or operating results; changes in domestic and foreign business, market, financial, political, and legal conditions; risks relating to the uncertainty of the projected financial information with respect to Westrock Coffee; risks related to the rollout of Westrock Coffee's business and the timing of expected business milestones; the effects of competition on Westrock Coffee's business; the ability of Westrock Coffee to issue equity or equity-linked securities or obtain debt financing in the future; the risk that Westrock Coffee fails to fully realize the potential benefits of acquisitions or has difficulty successfully integrating acquired companies; the availability of equipment and the timely performance by suppliers involved with the build-out of the Conway, Arkansas manufacturing facility and distribution center; the loss of significant customers; and those factors discussed in Westrock Coffee’s annual report on Form 10-K, under the heading “Item 1A. Risk Factors”, and other documents Westrock Coffee has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Westrock Coffee does not presently know, or that Westrock Coffee currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, the forward-looking statements reflect Westrock Coffee's expectations, plans, or forecasts of future events and views as of the date of this communication. Westrock Coffee anticipates that subsequent events and developments will cause Westrock Coffee's assessments to change. However, while Westrock Coffee may elect to update these forward-looking statements at some point in the future, Westrock Coffee specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as a representation of Westrock Coffee's assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Media:

ICR for Westrock Coffee: Westrock@icrinc.com

Investor Contact:

ICR for Westrock Coffee: WestrockCoffeeIR@icrinc.com

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